                                                                   EXHIBIT 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment
No. 18 to Registration Statement No. 33-37103 of Merrill Lynch Utilities and
Telecommunications Fund, Inc. (the "Fund") on Form N-1A of our report dated
January 7, 2005 appearing in the November 30, 2004 Annual Report of the Fund,
which is incorporated by reference in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption "Financial Highlights" in the Prospectus, which is also a part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
March 24, 2005